UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K/A

(Amendment No. 1 to Registrant’s Current Report on Form 8-K filed May 1, 2014)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

April 30, 2014

Date of Report (Date of Earliest Event Reported)

Commission file number  –  001-10852

INTERNATIONAL SHIPHOLDING CORPORATION

(Exact name of registrant as specified in its charter)

       Delaware         36-2989662

(State or other jurisdiction of(I.R.S. Employer Identification Number)

incorporation or organization)

11 North Water Street, Suite 18290 Mobile, Alabama 36602

(Address of principal executive offices)  (Zip Code)

(251) 243-9100

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]  Written communications pursuant to Rule 425 under the Securities Act

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

This Amendment No. 1 to International Shipholding Corporation’s Current Report on Form 8-K filed on May 2, 2014 is being filed solely for the purpose of including a conformed signature on the signature page of the electronic filing. The original Current Report on Form 8−K filed on May 1, 2014 was manually signed prior to filing; however, the conformed signature was inadvertently omitted from the signature page of the electronic filing. Other than including a conformed signature, no other modifications have been made to the original filing.

Item 2.02.    Results of Operations and Financial Condition.

On April 30, 2014, International Shipholding Corporation issued a press release reporting its financial results for the first quarter of 2014.  A copy of the press release is filed as exhibit 99.1 to this report.

Item 5.07.    Submission of Matters to a Vote of Security Holders

Our Annual Meeting of Stockholders was held April 30, 2014.  At the Annual Meeting, the Company’s stockholders (i) elected each of the eight persons listed below to serve as a director of the Company for a term that will continue until the next annual meeting of stockholders, (ii) voted against the amendment of the company’s certificate of incorporation to increase the number of shares of preferred stock authorized for issuance from 1,000,000 to 2,500,000 (iii) ratified the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the 2014 fiscal year and (iv) approved, on a non-binding advisory basis, the Company’s executive compensation.

The matters voted upon and the results of the voting were as follows:

     (1)     Election of Board of Directors:

Nominee	Votes For	Votes Withheld	Broker Non-Vote
1. Kenneth H. Beer	4,776,089	83,930	1,881,736
2. Erik L. Johnsen	4,770,469	89,550	1,881,736
3. Niels M. Johnsen	4,770,260	89,759	1,881,736
4. H. Merritt Lane	4,773,053	86,966	1,881,736
5. Edwin A. Lupberger	4,691,687	168,332	1,881,736
6. James J. McNamara	4,769,556	90,463	1,881,736
7. Harris V. Morrissette	4,773,040	86,979	1,881,736
8. T. Lee Robinson	4,743,579	116,440	1,881,736

     (2)    Amendment of the company’s certificate of incorporation to increase the number of shares of preferred stock authorized for issuance from 1,000,000 to 2,500,000:

Shares Voted For	1,825,334
Votes Against	3,011,774
Broker Non-Vote	1,882,315
Abstentions	22,332

     (3)     Ratification of PricewaterhouseCoopers LLP, independent registered public accountants, as our independent auditors for the fiscal year ending December 31, 2014:

Shares Voted For	6,673,566
Votes Against	56,842
Abstentions	11,347

      (4)     Non-binding advisory vote on executive compensation:

Shares Voted For	4,587,535
Votes Against	239,642
Broker Non-Vote	1,880,335
Abstentions	34,243

Item 9.01.    Financial Statements and Exhibits.

     (c)  Exhibit

Exhibit Number     Document

     99.1  Press Release dated April 30, 2014

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

INTERNATIONAL SHIPHOLDING CORPORATION

/s/ Manuel G. Estrada

_____________________________________________

Manuel G. Estrada

Vice President and Chief Financial Officer

Date   May 1, 2014